COMBINED STATEMENT OF ADDITIONAL INFORMATION

This Combined Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectuses of each of the investment portfolios listed below (each a “Fund” and, together, the “Funds”), as such prospectuses may be amended and supplemented from time to time.  Each Fund is an investment portfolio (series) of HIMCO Variable Insurance Trust (the “Trust”).

HIMCO VARIABLE INSURANCE TRUST Including:

Class IB
HIMCO VIT Large Cap Growth Fund	HVLGX
HIMCO VIT Large Cap Core Fund	HVLCX
HIMCO VIT Large Cap Value Fund	HVLVX
HIMCO VIT Small & Mid Cap Core Fund	MVSMX
HIMCO VIT Global Core Equity Fund	HVGCX
HIMCO VIT Conservative Allocation Fund	HVCAX
HIMCO VIT Moderate Allocation Fund	HVMAX
HIMCO VIT Strategic Income Bond Fund	HVSIX
HIMCO VIT Total Return Bond Fund	HVTRX
HIMCO VIT International Core Equity Fund	HVIEX
HIMCO VIT International Value Equity Fund	HVVAX

CLASS IB SHARES

Each Fund’s prospectus is incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s prospectus.  The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s prospectus and should not be relied upon by investors in such Fund.  Each Fund’s prospectus is available, free of charge, on the Securities and Exchange Commission’s website (http://www.sec.gov).  A free copy of the Funds’ Annual and Semi-Annual Reports to Shareholders, when available, and each Fund’s prospectus will be available upon request by writing to: HVIT Funds, One Hartford Plaza — NP5-B, Hartford, CT 06155 or by calling 1-800-862-6668.

Date of Prospectuses:  April 30, 2016

Date of Statement of Additional Information:  April 30, 2016

GENERAL INFORMATION

This SAI relates to all of the Funds listed on the front cover page (each a “Fund” and, together, the “Funds”), each of which may serve as an underlying investment vehicle for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company and one or more unaffiliated insurance companies.  Each Fund discussed in this SAI has authorized one class of shares:  Class IB.  Hartford Investment Management Company (“Hartford Investment Management”) is the investment manager and provides the day-to-day investment management of the Funds’ portfolios. Hartford Investment Management is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  In addition, BlackRock Investment Management, LLC (“BlackRock”) is sub-adviser to the Large Cap Growth Fund, Large Cap Value Fund, Global Core Equity Fund, International Core Equity Fund, and International Value Equity Fund (collectively, the “Sub-Advised Funds”) and provides the day-to-day management of the Sub-Advised Funds’ portfolios (the “sub-adviser”).

The Trust, a Delaware statutory trust, is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).  The Trust was established by an Agreement and Declaration of Trust dated January 13, 2012, and currently consists of twenty-four separate investment portfolios, including the eleven Funds discussed in this SAI.  The Funds, together with the other portfolios of the Trust, are referred to herein as the “HVIT Funds.”  The Trust issues a separate series of shares of common stock for each HVIT Fund that is a series of the Trust, representing a fractional undivided interest in such HVIT Fund.

Each Fund is a diversified fund.

Investments in the Funds are not:

•          Deposits or obligations of any bank;

•          Guaranteed or endorsed by any bank; or

•          Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each Fund are described in each Fund’s prospectus.  Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.  With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under “Fundamental Investment Restrictions of the Funds,” if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans or amount of net assets or security characteristics is not a violation of any of such restrictions.  Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, each Fund’s investment objective and the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.                            FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund has adopted the following fundamental investment restrictions, which may not be changed without approval of a majority of the applicable Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).  Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.

Each Fund:

1.              will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2.              will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry.

3.              will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4.              will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5.              will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

6.              will not purchase or sell commodities or commodities contracts, except that a Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

B.                            NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following restrictions are non-fundamental restrictions and may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or “Board”) without shareholder approval.

Each Fund may not:

1.              Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2.              Purchase securities on margin except to the extent permitted by applicable law.

3.              Purchase securities while outstanding borrowings exceed 5% of the Fund’s total assets, except where the borrowing is for temporary or emergency purposes.  Reverse repurchase agreements, dollar rolls, securities lending, and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4.              Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5.              Invest more than 15% of the Fund’s net assets in illiquid securities.

C.                            NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

Each Fund must:

1.              Maintain its assets so that, at the close of each quarter of its taxable year,

(a)                  at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)                  no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board of Trustees to the extent appropriate in light of changes to applicable tax law requirements.

2.              Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder.  Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

(a)                 no more than 55% of the value of the assets in the Fund is represented by any one investment,

(b)                 no more than 70% of the value of the assets in the Fund is represented by any two investments,

(c)                  no more than 80% of the value of the assets in the Fund is represented by any three investments, and

(d)                 no more than 90% of the value of the total assets of the Fund is represented by any four investments.

In determining whether the above diversification standards are met, each U.S Government agency or instrumentality shall be treated as a separate issuer.

D.                            CLASSIFICATION

Each Fund has elected to be classified as a diversified series of an open-end management investment company.  As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders.

E.                             INVESTMENT STRATEGIES AND RISKS

Prior to the commencement of operations, the Funds expect to file a notice of eligibility claiming an exclusion from the definition of the term CPO and therefore the Funds would not be subject to registration or regulation as a CPO under the CEA.  If it is determined prior to the commencement of operations that a Fund will utilize, or in the future a Fund utilizes, futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules, Hartford Investment Management would be subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to such Fund.  In the event that a Fund is required to register as a CPO in the future, the Fund will comply with applicable regulations.  If a Fund operates subject to CFTC regulation, it may incur additional expenses.  As a result, each Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in-the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100 percent of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).  Each Fund may choose to change this election at any time.

The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus.  Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that Hartford Investment Management, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies, and restrictions. Hartford Investment Management, in its discretion, may employ any such practice, technique, or instrument for one or more of the Funds, but not for all of the Funds. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

The table and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.  Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”).  Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund.  Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI.

	HIMCO VIT Large Cap Growth Fund	HIMCO VIT Large Cap Core Fund	HIMCO VIT Large Cap Value Fund	HIMCO VIT Small & Mid Cap Core Fund	HIMCO VIT Global Core Equity Fund	HIMCO VIT Conservative Allocation Fund	HIMCO VIT Moderate Allocation Fund	HIMCO VIT Strategic Income Bond Fund	HIMCO VIT Total Return Bond Fund	HIMCO VIT International Core Equity Fund	HIMCO VIT International Value Equity Fund
Active Trading Risk	X	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk						X	X	X	X
Asset Coverage	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities						X	X	X	X
Bank Loans and Loan Participations						X	X	X	X
Floating Rate Loans						X	X	X	X
Loan Participations						X	X	X	X
Senior Loans						X	X	X	X
Unsecured Loans						X	X	X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X
Call Risk						X	X	X	X
Commodity Related Investments						X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments						X	X	X	X
Hybrid Instruments						X	X	X	X

	HIMCO VIT Large Cap Growth Fund	HIMCO VIT Large Cap Core Fund	HIMCO VIT Large Cap Value Fund	HIMCO VIT Small & Mid Cap Core Fund	HIMCO VIT Global Core Equity Fund	HIMCO VIT Conservative Allocation Fund	HIMCO VIT Moderate Allocation Fund	HIMCO VIT Strategic Income Bond Fund	HIMCO VIT Total Return Bond Fund	HIMCO VIT International Core Equity Fund	HIMCO VIT International Value Equity Fund
Credit-Linked Securities						X	X	X	X
Event Linked Bonds						X	X	X	X
Index Securities and Structured Notes						X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk						X	X	X	X
Dollar Rolls	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X	X
Exchange-Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X	X
Growth Orientation Risk	X					X	X
Healthcare-Related Securities Risk	X	X	X	X	X	X	X	X	X	X	X
High Yield Securities (“Junk Bonds”)						X	X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X	X
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk						X	X	X	X
Inverse Floating Rate Securities						X	X	X	X
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X	X
Investments in Emerging Market Securities	X	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X	X
Management Risk	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X
Mid Cap Stock Risk				X	X	X	X			X	X
Money Market Instruments and Temporary Investment Strategies	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities						X	X	X	X
Municipal Securities						X	X	X	X
New Fund Risk	X	X	X	X	X	X	X	X	X	X	X
Operational Risks	X	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X	X
Purchase and Sale Contracts								X
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X	X
Recent Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X	X
Securities Trusts	X	X	X	X	X	X	X	X	X	X	X
Short Sales and Leverage Risk						X	X	X	X
Small Capitalization Securities				X		X	X
Sovereign Debt						X	X	X	X
Stripped Securities						X	X	X	X
Structured Securities						X	X	X	X
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Investments Risk	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X	X
Value Orientation Risk				X		X	X				X
Volatility Risk	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X	X
When-Issued and Delayed-Delivery Securities and Forward Commitments Risk						X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X

ACTIVE TRADING RISK.  Active or frequent trading of a Fund’s portfolio securities could increase the Fund’s transaction costs (thus negatively affecting performance) and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

ASSET ALLOCATION RISK.  Asset allocation risk is the risk that a Fund may not achieve its objective or may underperform other funds with similar investment strategies because the Fund’s strategy for allocating assets among different asset classes does not work as intended.

ASSET COVERAGE.  To the extent required by the SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (i) an offsetting position for the same type of financial asset or (ii) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered in clause (i).  Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets.  As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

ASSET-BACKED SECURITIES.  Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset.  For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed.  The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.

BANK LOANS AND LOAN PARTICIPATIONS.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans.  The Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank).  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed.  Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest.  Further, substantial increases in interest rates may cause an increase in loan defaults.  Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.  Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks.  For example, if a secured bank loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require the Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

LIBOR Risk.  According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Floating Rate Loans

A Fund may invest in interests in floating rate loans (often referred to as “floaters”).  Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.  A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  A Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.  Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread.  The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.  Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan.  Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.  As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.  Floating rate loans generally are subject to legal or contractual restrictions on resale.  The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans.  For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time.  During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.  Difficulty in selling a floating rate loan can result in a loss.

Many loans in which the Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities.  In evaluating the creditworthiness of Borrowers, the investment manager and/or sub-adviser considers, and may rely in part, on analyses performed by others.  In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality.  Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”.  Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations.  The investment manager and/or sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal.  Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans.  Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.  Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower.  If interest were required to be refunded, it could negatively affect the Fund’s performance.

Prepayment Risks.  Most floating rate loans and certain debt securities allow for prepayment of principal without penalty.  Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes.  Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited.  Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks.  Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets.  Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations.  Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.  The Fund is also subject to income risk, which is the potential for a decline in the Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans.  In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.  The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information.  A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer.  Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk.  To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available.  Any such legislation or regulation could also depress the market values of floating rate loans.

Loan Participations

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution.  The lender selling the participation interest remains the legal owner of the loan.  Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan.    As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of the Fund’s shares, to meet the Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  The lack of a highly liquid secondary market for loan participations also may make it more difficult for the Fund to value these investments for purposes of calculating its net asset value.

Senior Loans

Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer.  Senior debt has greater seniority in the issuer’s capital structure than subordinated debt.  In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment.  There is less readily available, reliable information about most senior loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments in senior loans, and thus the investment manager and/or sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources.  As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its investment manager and/or sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs.  Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

No active trading market may exist for certain senior loans, which may impair the Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans.  Adverse market conditions may impair the liquidity of some actively traded senior loans.  To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Fund invests generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.  If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans.  To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Uncollateralized senior loans involve a greater risk of loss.  Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund.  Such court action could under certain circumstances include the invalidation of senior loans.

If a senior loan is acquired through an assignment, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral.  If a senior loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which the Fund may invest may be rated below investment grade.  The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).

Unsecured Loans

The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

BORROWING.  Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.”  The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

CALL RISK.  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are then reinvested at lower interest rates.

COMMODITIES RELATED INVESTMENTS RISK.  Investment in commodity related securities or commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Volatility in the commodities markets may result in rapid and substantial changes (positive or negative) in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments, as well as the participation in the commodities markets of speculators. Certain commodity-linked securities in which the Fund may invest may be issued by companies in the financial services sector, and events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of such changes cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

CONVERTIBLE SECURITIES.  The market value of a convertible security performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls.  Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as its underlying common stock.

COUNTERPARTY RISK.  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights.  The Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

             CREDIT RISK.  Credit risk refers to the possibility that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.  Securities issued by the U.S. Treasury historically have presented minimal credit risk.  However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations.  A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs).  Certain Funds may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation.  ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars.  EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies.  The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted.  A Fund may also invest in unsponsored depositary receipts.  The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the United States.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.  See also “Foreign Investments” below.

DERIVATIVE INSTRUMENTS.  Certain Funds may use instruments called derivatives or derivative securities.  A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”).  Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument).  Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange.  Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation.  Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties.  OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts.  OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument.  Derivative contracts may also expose the Fund to additional liquidity and leverage risks.  See “Risk Factors in Derivative Instruments” below.

Each Fund may use derivatives for hedging purposes.  Certain Funds may also use derivatives for cash flow management or, as part of their overall investment strategies, to seek to replicate the performance of a particular index or to enhance returns.  The use of derivatives to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions.  When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself.  No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging Risk.  The Funds may use derivative instruments to seek to mitigate against significant declines in the aggregate value of the Allocated Funds of Rider holders as a part of its investment strategy.  Each Fund may also use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings.  For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures.  Derivatives may also be used to hedge against duration risk in fixed-income investments.  Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner.  However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund.  In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective.  No Fund is required to engage in hedging transactions, and each Fund may choose not to do so.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed.  A Fund’s success in employing derivatives strategies may depend on the investment manager’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the investment manager’s forecasts will be accurate.  If the investment manager’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all.

A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations.  Further, suitable derivative transactions might not be available at all times or in all circumstances.  Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.

Options Contracts

An options contract, or an “option,” is a type of derivative.  An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time.  The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial.  The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option.  Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments.  Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts.  A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index).  Certain Funds may also enter into options on foreign currencies.  As with futures and swaps (discussed below), the success of any strategy involving options depends on the investment manager’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all.  A Fund may only write “covered” options.  The sections below describe certain types of options and related techniques that the Funds may use.

Call Options.  A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time.  A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument.  If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option.  Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

Certain Funds are also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date.  In order for a call option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i)  the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument.  In writing a call option, however, the Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund.  Also, the Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options.  A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time.  A Fund would typically purchase a put option in anticipation of a decline in market values of securities.  This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

Each Fund is also permitted to write covered put options on the securities or instruments in which it may invest.  In order for a put option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument.  However, as writer of the put and in return for the option premium, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase.  Because the purchaser may exercise its right under the option contract at any time during the option period, the Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles.  Certain Funds may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values.  Certain Funds are also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument.  A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices.  Certain Funds are permitted to invest in options on any index made up of securities or other instruments in which a Fund itself may invest.  Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference.  As with other written options, all index options written by a Fund must be covered.

Risks Associated with Options.  There are several risks associated with options transactions.  For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets.  Such imperfect correlation could then cause a given transaction to fail to achieve its objectives.  Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange.  There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time.  If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised.  Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments.  Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons:  (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist.  However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group in investors acting in concert.  As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Funds.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions.  Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded.  To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks.  Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The successful use of options depends on the investment manager’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets.  See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices.  The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised.  As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time.  The Funds are generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract.  Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction.  The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract.  Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”).  If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date.  As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract.  In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss.  While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts.  A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time.  The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options.  The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the investment manager’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations.  Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.  Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts.

Additional Considerations of Commodity Futures Contracts.  In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts.  In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract.  To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options.  Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument.  Swap agreements are entered into for periods ranging from a few weeks to more than one year.  In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument.  The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed.  The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index.  The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments.  A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio.  If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap.  A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the investment manager to be creditworthy.  If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors.  In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps.  A Fund may also enter into options on swap agreements (“swaptions”).    Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  The sections below describe certain swap arrangements and related techniques that the Funds may use.

Interest Rate Swaps, Caps, Floors and Collars.  An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa).  For example, a $10 million LIBOR swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes.  Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations.  Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes.  In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

A Fund may also purchase or sell interest rate caps or floors.  In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level.  In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level.  An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps.  A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument.  In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee.  As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap.  However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee.  Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals.  As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.  See “LIBOR Risk” above.

Currency Swaps.  A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule.  The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both).  Funds may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities.  However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates.  In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps.  A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs.  In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument.  The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets.  Credit default swaps typically last between six months and three years, provided that no credit event occurs.  Credit default swaps may be physically settled or cash settled.

A Fund may be either the protection buyer or the protection seller in a CDS.  A Fund generally will not buy protection on issuers that are not currently held by that particular Fund.  However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap.  If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS).  However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value.  If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer.  However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world.  The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets.  CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry.  While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments).  The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments.  A Fund may enter into total return swaps, assets swaps, inflation swaps and other types of swap agreements.  In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments).  Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument.  For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index.  Inflation swaps are generally used to transfer inflation risk.  See “Inflation-Linked Instruments” herein.

Swaptions.  A Fund may also enter into swap options, or “swaptions.”  A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms.  A Fund may write (sell) and purchase put and call swaptions.  Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option.  When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Asset Segregation.  As investment companies registered with the SEC, the Funds may “set aside” (often referred to as “asset segregation”) liquid assets, or otherwise “cover” their positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Risks Associated with Swaps and Swaptions.  Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions.  These investments involve significant risk of loss.  Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the investment manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  If the investment manager is incorrect in its forecast of market values, the investment manager’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.  Also, certain restrictions imposed by the Code may limit the Fund’s ability to use swap agreements.

If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses.  Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.  However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.  There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the investment manager believes are advantageous to such Fund.  In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased.  Investing in swaps and related techniques involves the risks associated with investments in derivative instruments.  Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations of OTC Transactions” below.

Inflation-Linked Instruments

Certain Funds are permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure.  Inflation — a general rise in the prices of goods and services — is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by U.K. Office for National Statistics.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index.  Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps.  A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI.  The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”)  yields of similar maturities at the initiation of the swap agreement.  CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity.  The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI.  A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Other types of inflation derivatives include inflation options and futures.  There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services.  Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.  Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally.  See “Risk Factors in Derivative Instruments” herein.  The market for inflation-linked instruments is still developing.  The investment manager reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

Hybrid Instruments

A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative.  For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level.  This is a hybrid instrument combining a bond with an option on oil.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with traditional investments with similar characteristics.  Hybrid instruments are potentially more volatile than traditional investments and, depending on the structure of the particular hybrid, may expose the Fund to additional leverage and liquidity risks.  Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids.  Described below are certain hybrid instruments the Funds may use in seeking to achieve their investment objectives.  The investment manager reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities

Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities.  Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term.  However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.

Event-Linked Bonds

The Fund may invest in “event-linked bonds” (or “catastrophe bonds”).  The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic.  If such trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond.  Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred.  Such extension may increase volatility.  Event-linked bonds may also expose the Fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.  Event-linked bonds are subject to the risks inherent in derivative transactions.  See “Derivative Instruments — Risks Factors in Derivative Instruments” below.

Indexed Securities and Structured Notes

Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index).  Structured notes are debt indexed securities.  Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments.  The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital.  These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator.  Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.

Foreign Currency Transactions

All Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts.  The Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns.  A Fund may enter into currency transactions only with counterparties that the investment manager deems to be creditworthy.  Certain of the foreign currency transactions the Funds may use are described below.

Forward Currency Contracts.  Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy.  Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date.  The market value of a forward fluctuates with changes in foreign currency exchange rates.  Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation.  A Fund will record a realized gain or loss when the forward is closed.  Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received.  Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the investment manager.

In a “position hedge,” the Fund uses a forward to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value.  Position hedges tend to offset both positive and negative currency fluctuations.  Alternately, the Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen.  This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency.  However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The Funds may also engage in cross-hedging by entering into forward contracts in one currency against a different currency.  Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Currency Swaps, Options and Futures.  In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures.  See “Swap Agreements and Swaptions — Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions.  It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain.  Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward.  Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the investment manager’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as a result of its hedging transactions.  It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

A Fund may buy or sell foreign currency options either on exchanges or in the OTC market.  Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.  Foreign currency transactions are also subject to the risks inherent in investments in foreign markets.  Please see “Foreign Investments” below.

Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk — the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

Counterparty Risk — the risk that the counterparty to an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk — the risk that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk — in respect of index-linked derivatives, the risks associated with changes in the underlying indices.  If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk — the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration).  Falling interest rates also create the potential for a decline in a Fund’s income.

Leverage Risk — the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

The potential loss on derivative instruments may be substantial relative to the initial investment therein.  A Fund incurs transaction costs in opening and closing positions in derivative instruments.  There can be no assurance that the use of derivative instruments will be advantageous.

Regulatory Aspects of Derivatives and Hedging Instruments.  As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), Hartford Investment Management must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC.   Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

Prior to the commencement of operations, the Funds expect to file a notice of eligibility claiming an exclusion from the definition of the term CPO and therefore the Funds would not be subject to registration or regulation as a CPO under the CEA.  If it is determined prior to the commencement of operations that a Fund will utilize, or in the future a Fund utilizes, futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules, Hartford Investment Management would be subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to such Fund.  In the event that a Fund is required to register as a CPO in the future, the Fund will comply with applicable regulations.  If a Fund operates subject to CFTC regulation, it may incur additional expenses.

Additional Risk Factors and Considerations of OTC Transactions.  Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk.  This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted.  The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.  The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.  In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists).  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

DIVIDEND PAYING SECURITY INVESTMENT RISK.  Securities that pay high dividends as a group can fall out of favor with the market, causing the Fund to underperform funds that do not focus on dividends.  The Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.  Also, changes in the dividend policies of companies in which the Fund invests and the capital resources available at such companies for such payments may affect income paid to the Fund.

DOLLAR ROLLS.  In connection with their ability to purchase securities on a when-issued or forward commitment basis, certain of the Funds may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date.  The Funds give up the right to receive principal and interest paid on the securities sold.  However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received.  Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.  The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the investment manager to predict interest rates correctly.  There is no assurance that dollar rolls can be successfully employed.  In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund’s assets that are subject to market risk to an amount that is greater than such Fund’s net asset value, which could result in increased volatility of the price of such Fund’s shares.  Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted.  Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market.  Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

ETFs.  ETFs are registered investment companies that trade their shares on stock exchanges (such as the American Stock Exchange and the New York Stock Exchange) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities.  As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day.  ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed.  An investment in an ETF generally implicates the following risks:  (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and polices of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a price that is lower than its net asset value; and (v) the risk that an active market for the ETF’s shares may not develop or be maintained.  Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.  Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.  Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Generally, a Fund will not purchase securities of an investment company (which would include an ETF) if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund.  The Funds may rely on these exemptive orders to invest in ETFs.

ETNs.  ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

EVENT RISK.  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME SECURITIES.  Certain Funds are permitted to invest in fixed income securities including, but not limited to:  (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS.  Certain Funds may invest in foreign issuers and borrowers, which include:  (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States.  These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities.  Less information may be available about foreign entities compared with U.S. entities.  For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations.  In particular, economic sanctions may be imposed against companies in various sectors of the Russian economy, including the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors.  Such sanctions, if imposed, could impair the Fund’s ability to meet its investment objective.  For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions.  In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments.  This could impact the Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions.  The Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

Currency Risk and Exchange Risk.  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.  Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes.  A Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index.  Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock.  LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined.  LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption.  A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions.  If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period.  There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund.  Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.  In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets.  In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS.  Instability in the financial markets during 2008-2009 led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may in the future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole.  The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date.  This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  Hartford Investment Management will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

GROWTH ORIENTATION RISK.  The price of a growth company’s stock may decrease, or it may not increase to the level that the Fund’s investment manager had anticipated.  In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.  Also, the growth investing style may over time go in and out of favor.  At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

HEALTHCARE-RELATED SECURITIES RISK.  Many healthcare-related companies are smaller and less seasoned than companies in other sectors.  Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete.  Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws.  A number of legislative proposals concerning healthcare have been introduced, considered or adopted by the U.S. Congress in recent years.  These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and the promotion of prepaid healthcare plans.  A Fund cannot predict what proposals will be enacted or what effect they may have on healthcare-related companies.

HIGH YIELD SECURITIES (“JUNK BONDS”).  Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, as well as any security or loan that is unrated but determined by the investment manager to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be.  Each rating category has within it different gradations or sub-categories.  For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”.  Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund.  Junk bonds may be issued by less creditworthy issuers.  Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.  Junk bonds are also subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.  Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures.  If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.  Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions.  Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes.  Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a junk bond does not necessarily take into account its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories.  Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares.  If a security or bank loan is downgraded to a rating category that does not qualify for investment, the investment manager will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

ILLIQUID INVESTMENTS.  Each Fund is permitted to invest in illiquid securities or other illiquid investments in an amount up to 15% of its net assets.  Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of a Fund’s net asset value.  A Fund may not be able to sell illiquid securities or other investments when the investment manager considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid.  Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. Market quotations for illiquid securities may be volatile and/or subject to large spreads between bid and ask prices. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter (“OTC”) securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments.  If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Board of Trustees.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect a Fund’s net asset value.

Under interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid:  (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which a Fund may invest that are not readily marketable.

INFLATION PROTECTED DEBT SECURITIES. Certain Funds may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security.  Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the price of an inflation-protected debt security.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the price of an inflation protected debt security.

Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently.  As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.  Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities.  Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation.  However, the current market value of the securities is not guaranteed and will fluctuate.  Other inflation related securities, such as CIPS, may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS.  The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO.  Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods.  The effect of IPOs on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value.

INTEREST RATE RISK.  Interest rate risk is the possibility an investment may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in a Fund’s income.  Risks associated with rising interest rates are currently heightened because interest rates are at, or near, historic lows and have been for several years due to the policies of the U.S. Federal Reserve Bank (“the Fed”) and other central banks. There is an increasing risk that the Fed and other central banks will raise the federal funds rate and equivalent rates as economic conditions appear to improve. Any such increases will likely cause market interest rates to rise, which will cause the value of the Fund’s fixed income holdings, particularly those with longer maturities, to fail. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell the Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.

INVERSE FLOATING RATE SECURITIES.  Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate.  Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall.  Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes.  Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating).  The Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated.  Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities.

A Fund may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third parties.  This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond.  If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond.  The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates.  In the event of such a termination, an investor, such as the Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction.  The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.

Inverse floating rate securities are subject to the risks inherent in derivative instruments.  See “Derivative Instruments” herein.

INVESTMENT GRADE SECURITIES. Certain Funds are permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), “AAA”, “AA”, “A” or “BBB” by Standard and Poor’s Corporation (“S&P”) or “AAA”, “AA”, “A” or “BBB” by Fitch, Inc. (“Fitch”)) (or, if unrated, securities of comparable quality as determined by the investment manager) (see Appendix A to this SAI for a description of applicable securities ratings).  These securities are generally referred to as “investment grade securities.” Each rating category has within it different gradations or sub-categories.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  If a security is downgraded to a rating category that does not qualify for investment, the investment manager will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.  Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by the investment manager) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENT STRATEGY RISK.  Investment strategy risk is the risk that, if the investment manager’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money.  There is no guarantee that a Fund’s investment objective will be achieved.

INVESTMENTS IN EMERGING MARKET SECURITIES.  A Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.”  Emerging markets include those countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  The value of the Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur.  In such circumstances, it is possible that the Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts.  The Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

In addition to the risks of foreign investing and the risks of investing in developing or emerging markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks.  Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks.  Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership.  Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for the Fund to lose its entire ownership rights through fraud, negligence or mere oversight.  In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.  In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange.  However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

LENDING PORTFOLIO SECURITIES.  Subject to its investment restrictions set forth under “Investment Objectives and Policies” and subject to the Board’s approval, each Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income.  If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the Board.  The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities.

A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities.  The Board has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the Fund’s investment) under which a Fund security should be restricted from lending (or recalled from lending) so that its proxies can be voted.  The Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan.  For more information about proxy voting policies and instances in which a Fund’s investment manager may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

A Fund is subject to certain risks while its securities are on loan, including the following:  (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline;  (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF FUNDS.  The Board may determine to close and liquidate a Fund at any time.  Reasonable advance notice of the liquidation will be provided to shareholders.  The timing of any liquidation may not be favorable to certain individual shareholders.

MANAGEMENT RISK.  The risk that the investment manager’s strategies may not perform as expected. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors’ historical trends. In addition, the investment manager’s qualitative decisions to adjust the Fund’s portfolio holdings or the output of the quantitative model may not produce the desired results.

MARKET RISK.  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

MID CAP STOCK RISK.  Mid-capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  Generally, the smaller the company’s size, the greater these risks, including the risk of bankruptcy.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund may hold cash and invest in money market instruments at any time. Each Fund may invest a significant portion of its assets in cash and high quality money market instruments when the investment manager deems it appropriate, and may invest up to 100% of its total assets in cash or money market instruments for temporary defensive purposes.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.  Each Fund may also invest in registered money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act.

MORTGAGE-RELATED SECURITIES.  The mortgage-related securities in which certain Funds may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others.  The Funds may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties.

Mortgage-related securities are subject to certain unique risks.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility.  This is known as “extension risk.”  In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.”  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates.  Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid.  The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time.  The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity.  As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages.  When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities.  For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations.  Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.  Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class.  CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity.  As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect the Fund’s portfolio in different, and possibly negative, ways.  Market changes may also result in increased volatility in market values and reduced liquidity.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets.  If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced.  In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent.  Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets.  PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile.  If the Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. The Funds may invest in mortgage-backed securities issued by the U.S. Government.  See “U.S. Government Securities Risk” below.  To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks.  Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  There can be no assurance that the private insurers can meet their obligations under the policies.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund.  The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

MUNICIPAL SECURITIES. Municipal securities primarily include debt obligations of the states and their agencies, universities, boards, authorities and political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions), which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works.  Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses.  Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.  In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams.  Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds.  General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source.  The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility.  Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed.  The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A of this SAI).  The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  However, the ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities and the possibility of future legislative changes that could affect the market for and value of municipal securities.  These risks also include:

General Obligation Bonds Risk — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal.  Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue (or Limited Obligation) Bonds Risk — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source.  These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise.  The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.  If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risk — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality.  If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risk — Municipal notes are shorter term municipal debt obligations.  They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts.  If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Bankruptcy Risk — The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city’s outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. For Funds that may hold securities that are affected by a city’s bankruptcy filing, a Fund’s investments in those securities may lose value, which could cause the Fund’s performance to decline.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation.  The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so.  Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.  However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security.  If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security.  If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer.  Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer.  In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer.  If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening.  If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books.

OPERATIONAL RISKS.  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.  In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity.  As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cyber security breaches.

OTHER CAPITAL SECURITIES.  Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure.  The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity.  There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default.  The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

OTHER INVESTMENT COMPANIES.  Certain Funds are permitted to invest in other investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs.  Securities in certain countries are currently accessible to the Funds only through such investments.  Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by the Funds of a portion of the expenses, including advisory fees, of such other investment companies.

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  Generally, a Fund will not purchase securities of an investment company if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.

PREFERRED STOCK RISK.  The prices and yields of nonconvertible preferred stocks generally move with the changes in interest rates and the issuer’s credit quality, similar to debt securities.  The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

PURCHASE AND SALE CONTRACTS.  Under purchase and sale contracts, another party agrees to sell a security to the Fund and to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement.  A purchase and sale contract differs from a repurchase agreement in that the contract stipulates that securities are owned by the Fund and the Fund receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Some purchase and sale contracts are structured to result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.  Purchase and sale contracts usually cover short periods, such as less than one week, although they may have longer terms.

REAL ESTATE RELATED SECURITIES RISKS.  The main risk of real estate related securities is that the value of the underlying real estate may go down.  Many factors may affect real estate values, including the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate.  The availability of mortgages and changes in interest rates may also affect real estate values.  Further, the real estate industry is particularly sensitive to economic downturns.  If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks surrounding real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”) involve unique risks.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like registered investment companies such as the Fund, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code.  Investing in REITs involves certain risks.  REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.  REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.  Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.  REITS are also subject to interest rate risks.

RECENT FIXED INCOME MARKET EVENTS.  The fixed income markets have recently experienced a period of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result, fixed income instruments are experiencing reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline.  These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased shareholder redemptions.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.  On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship.  First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC under which the U.S. Treasury agreed to purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock.  Second, the U.S. Treasury announced the creation of a new secured lending facility to be available to each of FNMA and FHLMC as a liquidity backstop.  Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC.  Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009.  In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind-down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.  FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.  However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act.  Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.  In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.  Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.  Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent.  Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.  The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS.  A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment.  A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction.  The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase.  Each Fund is permitted to enter into fully collateralized repurchase agreements.  The Trust’s Board of Trustees has delegated to the investment manager the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.  The investment manager will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price.  A Fund could also lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities.  In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in a Fund’s net asset value.

RESTRICTED SECURITIES.  A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.  A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities).  Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange).  These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Trust’s Board of Trustees.

SECURITIES TRUSTS.  A Fund may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured.  These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps.  Examples include TRAINS, TRACERS, CORE and funded CDX.  Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities.  By investing in such notes, the Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of the Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes.  These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions.  In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

SHORT SALES AND LEVERAGE RISK.  A Fund may make short sales of securities, either as a hedge against potential declines in the value of a security or to realize appreciation when a security the Fund does not own declines in value.  When the Fund makes a short sale, it sells a borrowed security (typically from a broker or other institution).  The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities (i.e., the broker or other institution).  The Fund may not always be able to borrow the security at a particular time or at an acceptable price, so there is risk that the Fund may be unable to implement its investment strategy due to, among other reasons, the lack of available stocks.

After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing and returning the security to the lender.  The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  As such, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities.  The Fund would realize a gain on a short sale if the security declines in price between the date of the short sale and the date the Fund replaces the security.  Further, the amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay to the lender in connection with the short sale.  There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price.  Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and thus, could be unlimited.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Until the Fund replaces a security sold short, it is required to maintain a segregated account of cash or liquid assets to cover its short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  The Fund must also maintain sufficient liquid assets (less any additional collateral held by the broker/lender) to cover the short sale obligation.  This may limit the Fund’s investment flexibility and its ability to meet redemption requests or other current obligations.

The Fund may take a short position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a long position in the same security, or take a long position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a short position in the same security.  In addition, the Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an ETF that includes such particular equity security as a constituent.  ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange.  These and other transactions undertaken on behalf of other accounts managed by the Fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

Certain regulators in various countries throughout the world, including the United States, may from time to time impose limits or prohibitions on short sales of certain companies (e.g., financial institutions).  These prohibitions, which may be temporary, could inhibit the ability of the Fund to sell securities short as part of its investment strategy.

A Fund employs a form of leverage when it invests the proceeds it receives from selling securities short.  The use of leverage may increase the Fund’s exposure to long equity positions, magnify any change (positive or negative) in the Fund’s net asset value and result in increased volatility of returns.  There is no guarantee that a Fund will leverage its portfolio, or if it does, that its leveraging strategy will be successful.  A Fund cannot guarantee that the use of leverage will produce a higher return on an investment, and the use of short sales may result in the underperformance of the Fund relative to broad market indices.

SMALL CAPITALIZATION SECURITIES.  A Fund may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations.  Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees.  As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:  (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such stocks; (iii) thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; and (vi) increased susceptibility to losses and bankruptcy and increased transaction costs.

SOVEREIGN DEBT.  Investments in sovereign debt involve special risks.   The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.  Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment.  Some of these countries are also characterized by political uncertainty or instability.  Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.  If a government entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.   Additionally, the financial markets have recently seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal.  This has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.  Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending.

A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  See also “Foreign Investments” above.

STRIPPED SECURITIES RISK.  Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED SECURITIES.  Because structured securities of the types in which a Fund may invest typically involve no credit enhancement, their credit risk is generally equivalent to that of the underlying instruments.  Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.  Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.  Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act. Therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein.

TAXABLE INCOME RISK.  Taxable income risk is the risk that a Fund may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax.

TO BE ANNOUNCED (TBA) INVESTMENTS RISK.  TBA investments include when-issued and delayed delivery securities and forward commitments.  A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis.  When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  While a Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the investment manager deems it advisable.  Distributions attributable to any gains realized on such a sale are taxable to shareholders.  When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery.  There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation.  If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

U.S. GOVERNMENT SECURITIES RISK.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. government securities may be guaranteed as to the timely payment of interest and principal but not market value. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

VALUE ORIENTATION RISK.  Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

VOLATILITY RISK.  Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

WARRANTS AND RIGHTS RISK.  Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.  Rights are similar to warrants but normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS RISK.  A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis.  When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  While the Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the investment manager deems it advisable.  Distributions attributable to any gains realized on such a sale are taxable to shareholders.  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.  There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

ZERO COUPON SECURITIES.  A zero coupon security is a security that makes no interest payments but is instead sold at a deep discount from its face value.  While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently.  Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund will publicly disclose a complete schedule of its portfolio holdings in its annual and semi-annual reports to shareholders on Form N-CSR and, after the first and third fiscal quarters, on Form N-Q.  These filings are accessible on the SEC’s website (http://www.sec.gov), and are generally available within sixty (60) days after each Fund’s fiscal quarter. Each Fund, the Fund’s investment manager, and the Fund’s distributor (collectively, “Hartford”) also may confidentially or publicly disclose portfolio holdings on a more frequent basis if approved by the Fund’s Chief Compliance Officer (“CCO”) and at least one other Fund officer in accordance with the Fund’s disclosure policy.

Portfolio holdings are disclosed to the Funds’ custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds.  Portfolio holdings may also be disclosed to persons assisting a Fund or its investment manager in the voting of proxies and to the Fund’s bank lenders.  In connection with managing a Fund, such Fund’s investment manager may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager on behalf of the Fund and to certain third party industry information vendors, institutional investment consultants and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.  From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The HVIT Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Barclays Capital Inc.

BlackRock Solutions

Bloomberg

Class Action Claims Management

Cognizant Technology Solutions

Deloitte & Touche LLP (each Fund’s Independent Registered Public Accounting Firm)

FactSet Research Systems Inc.

Glass, Lewis & Co.

Legal counsel to the Funds, Hartford Investment Management or non-interested trustees of the Funds

Markit Group (formerly Quantitative Services Group, LLC)

Markit/EDM

Merrill Corporation

MSCI Inc.

Morningstar

MyCompliance Office

RR Donnelley Financial

SS&C Technologies, Inc.

State Street Bank and Trust Company (each Fund’s custodian)

Thompson

Portfolio holdings are disclosed on a daily basis to BlackRock Solutions, Cognizant Technology Solutions, FactSet Research Systems Inc., Glass Lewis & Co., Markit Group, Markit/EDM,, MyCompliance Office and State Street Bank and Trust Company. Portfolio holdings are disclosed to Class Action Claims Management on a weekly basis.  Portfolio holdings are disclosed to Morningstar and Thompson, on a monthly basis, with a lag time of 15 business days. Portfolio holdings are disclosed to Bloomberg and FactSet Research Systems, Inc. on a monthly basis, with a lag time of twenty calendar days. Portfolio holdings are disclosed to Class Action Claims Management on a monthly basis. Portfolio holdings are disclosed to Barclays Capital Inc., Deloitte & Touche LLP, Markit/EDM and SS&C Technologies, Inc., periodically, as needed, with no delay.  Portfolio holdings are disclosed to the HVIT Funds’ independent registered public accounting firm(s) at least annually and otherwise upon request as necessary to enable the Funds’ independent registered public accounting firm(s) to provide services to the Funds, with no lag time.  Portfolio holdings are disclosed to legal counsel to the Funds, Hartford Investment Management or non-interested trustees of the Funds as necessary with no lag time. Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, Hartford may provide oral or written information (“portfolio commentary”) about an HVIT Fund, including, but not limited to, how the HVIT Fund’s investments are divided among (i) various sectors, industries and countries, (ii) value and growth stocks and small, mid and large-cap stocks, (iii) stocks, bonds, currencies and cash and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to the HVIT Fund’s performance, including these relative weightings. Hartford may also provide oral or written information (“statistical information”) about various financial characteristics of an HVIT Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about an HVIT Fund may be based on the HVIT Fund’s most recent quarter-end portfolio, month-end or on some other interim period. Portfolio commentary and statistical information may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers or current or potential shareholders in a Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

Hartford has implemented procedures reasonably designed to ensure that (1) any disclosure of an HVIT Fund’s portfolio securities is made pursuant to a practice or arrangement approved in accordance with the HVIT Fund’s policy; (2) personnel who are in a position to disclose HVIT Fund portfolio holdings are appropriately trained to comply with the HVIT Funds’ policies regarding the disclosure of portfolio holdings; and (3) each approved disclosure arrangement or practice is documented by the HVIT Funds’ CCO or his/her designee and includes a duty on the recipient not to trade on the non-public information.

In no event will Hartford or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of HVIT Fund portfolio holdings.

The HVIT Funds’ CCO is responsible for addressing conflicts of interest between the interests of HVIT Fund shareholders, on the one hand, and the interests of an HVIT Fund’s investment manager, principal underwriter, or any affiliated person of an HVIT Fund, its investment manager or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the HVIT Funds’ CCO.

The Board of Trustees of the Trust review and approve the HVIT Funds’ policy on disclosure of portfolio holdings.  The CCO for the HVIT Funds’ investment manager will provide summaries of all newly approved arrangements and report exceptions to and material violations of this policy to the Board of Trustees of the Trust.  There can be no assurance, however, that the HVIT Funds’ portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

FUND MANAGEMENT

The Board of Trustees and officers of the Trust, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below.  The Trust’s Board of Trustees (i) provides broad supervision over the affairs of the Trust and the HVIT Funds and (ii) elects officers who are responsible for the day-to-day operations of the HVIT Funds and the execution of policies formulated by the Board of Trustees.   The first table below provides information about those trustees who are deemed not to be “interested persons” of the Trust, as that term is defined in the 1940 Act (i.e., “non-interested trustees”), while the second table below provides information about the Trust’s “interested” trustee and the Trust’s officers.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
PAUL BRAVERMAN (1949) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Lead Independent Trustee	Since 2014	Mr. Braverman is a private investor. He was a Partner and Chief Financial Officer of Wellington Management Company, LLP until 2007. He currently serves as a board member at Aesir Capital Management, Claren Road Asset Management and Kieger (US) Ltd., investment advisory firms, and Leerink Swann Holdings, a healthcare investment bank.	24	Mr. Braverman currently serves as Director of Courier Corporation and as an Independent Trustee of GMO Trust (January 2009 to present) (54 funds overseen).

MARK OSTERHELD (1955) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Osterheld is a private investor. Mr. Osterheld was Vice President of Treasury Oversight at Fidelity Investments until 2013.	24	None.

VANESSA WILSON (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Ms. Wilson is a private investor. Ms. Wilson served as Chief Financial Officer of Golden Seeds LLC and of Golden Seeds Fund 2 GP until September 2015. Ms. Wilson worked for Deutsche Bank Securities until 2007, where she was a Managing Director and an equity research analyst.	24	None.

*                   Term of Office: Each trustee may serve until his or her successor is elected and qualified.

OFFICERS AND INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

BRION JOHNSON** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee and Chairman of the Board	Since 2014	Mr. Johnson serves as President of Hartford Investment Management and President of Hartford Life Insurance Company. From 2011 to 2012, Mr. Johnson served as a Managing Director, Chief Financial Officer and Head of Strategy and Development for Hartford Investment Management. Prior to joining Hartford Investment Management, Mr. Johnson served as Managing Member of Shoreline Arts and Publishing, LLC, a publishing and marketing business. From 2001 to 2008, Mr. Johnson was Executive Vice President and Head of Portfolio Management of PPM America, an affiliate of Prudential, plc.	24	None.

HUGH WHELAN** (1960) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Trustee	Since 2014	Mr. Whelan is a private investor. Mr. Whelan was the Head of Quantitative Equities and Interim President of Hartford Investment Management until 2012. Prior to joining Hartford Investment Management, Mr. Whelan was the Head of Quantitative Equities at ING Investment Management from 2001 to 2005.	24	None.

PETER SANNIZZARO (1966) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Treasurer	Since 2014

Mr. Sannizzaro currently serves as Senior Vice President and Chief Financial Officer Hartford Life Insurance Company (“Hartford Life”) and Hartford Investment Management. From 2011 to 2014, Mr. Sannizzaro served as Senior Vice President of Hartford Life and Chief Financial Officer to various divisions within Hartford Life. From 2008 to 2011, Mr. Sannizzaro served as Vice President of Finance Executive Management at Hartford Life.

				N/A	N/A

ROBERT LEWTON (1971) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Compliance Officer	Since 2014

Mr. Lewton currently serves as Chief Compliance Officer of Hartford Investment Management Company. Prior to 2010, he served as Senior Counsel in the Investment Law Group at Hartford Investment Management Company.

				N/A	N/A

BRENDA PAGE (1965) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Secretary and Chief Legal Officer	Since 2014	Ms. Page currently serves as Vice President and Assistant General Counsel of The Hartford and Director of the Investment Law Group of Hartford Investment Management.	N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
MATTHEW POZNAR (1959) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	President	Since 2014	Mr. Poznar currently serves as an Executive Vice President in the General Account Portfolio Management Group of Hartford Investment Management.	N/A	N/A

ERIC FAY (1962) c/o Hartford Investment Management Company One Hartford Plaza Hartford, CT 06155	Chief Operating Officer	Since 2015

Mr. Fay currently serves as an
Executive Vice President and Head
of Business Operations of Hartford
Investment Management. Prior to
joining Hartford Investment
Management, Mr. Fay served as
Senior Vice President of Operations
and Administration at The Hartford
Bank. Before that Mr. Fay was a
Senior Vice President and Chief
Trust Officer for Guardian Life
Insurance Company.

				N/A	N/A

*                   Term of Office: Each officer and Trustee may serve until his or her successor is elected and qualified.

**              “Interested person”, as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, Hartford Investment Management or affiliated companies.

BOARD OF TRUSTEES.  The Trust has a Board of Trustees.  The Board is responsible for oversight of the Funds.  The Board elects officers who are responsible for the day to day operations of the Funds.  The Board oversees the investment manager and the other principal service providers of the Funds.  The Board currently holds four regularly scheduled meetings throughout each year.  In addition, the Board may hold special meetings at other times either in person or by telephone.  As described in more detail below, the Board has established three standing committees that assist the Board in fulfilling its oversight responsibilities:  the Audit Committee, the Governance Committee and the Risk and Compliance Oversight Committee.

The Board is chaired by an Interested Trustee (the “Chairman”) and has a Lead Independent Trustee.  The Board has determined that the Chairman being an Interested Trustee is appropriate for the Trust at this stage.  The Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, investment manager and other trustees between meetings and (iii) coordinates Board activities and functions with the chairs of the Board’s standing committees.  The Chairman may also perform such other functions as may be requested by the Board from time to time.  The Lead Independent Trustee (i) presides at the executive sessions of the Independent Trustees and consults with the Chairman regarding the preparation of agendas for the meetings, (ii) acts as a liaison between the Independent Trustees and management and other service providers to the Trust and (iii) coordinates with the chairs of the Board’s standing committees with respect to the agenda of any committee meeting. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  In addition, the committee structure permits an efficient allocation of responsibility among Trustees.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and committee activities.  The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Funds’ officers and service providers, which are responsible for the day to day operations of the Funds, implement risk management in their activities.  The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Risk and Compliance Oversight Committee plays a lead role in receiving reports from management on risks (other than investment risk). The Board plays a lead role in receiving reports on HVIT Fund performance, including investment risk.  The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES.

The Audit Committee currently consists of the following non-interested Trustees: Paul Braverman, Mark Osterheld and Vanessa Wilson.  Mr. Osterheld serves as Chairman of the Audit Committee.  The Audit Committee (i) oversees the HVIT Funds’ accounting and financial reporting policies and practices and their internal controls, (ii) assists the Board of Trustees in its oversight of the qualifications, independence and performance of the HVIT Funds’ independent registered public accounting firm; the quality and objectivity of the HVIT Funds’ financial statements and the independent audit thereof; and the performance of the HVIT Fund’s internal audit function, and (iii) acts as a liaison between the HVIT Funds’ independent registered public accounting firm and the respective full Board.  The HVIT Funds’ independent registered accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board of Trustees.

During the fiscal year ended December 31, 2015, the Audit Committee held five meetings.

The Governance Committee currently consists of the following non-interested Trustees: Paul Braverman, Mark Osterheld and Vanessa Wilson.  Ms. Wilson serves as Chairman of the Governance Committee.  The Governance Committee (i) considers the criteria and qualifications for persons to serve as Trustees and recommends qualified individuals for Board membership, (ii)  coordinates the annual self-assessment of the Board and its committees, (iii) evaluates independent legal counsel and any other advisors, experts, or consultants that may be engaged by the Board and (iv) reviews periodically and makes recommendations regarding compensation of the Independent Trustees and other matters related to governance of the Trust.

During the fiscal year ended December 31, 2015, the Governance Committee held two meetings.

The Risk and Compliance Oversight Committee currently consists of the following Trustees: Paul Braverman, Brion Johnson, Mark Osterheld, Hugh Whelan and Vanessa Wilson.  Mr. Braverman serves as Chairman of the Risk and Compliance Oversight Committee.  The Risk and Compliance Oversight Committee (i) assists the Board in overseeing and evaluating the management of risks (other than investment risks) by the Trust’s investment manager, sub-adviser and service providers, (ii) reviews reports from the investment manager regarding risk management, business continuity, cybersecurity, and related procedures designed to address risk and (iii) assists the Board in overseeing compliance issues and other regulatory matters affecting the Trust.

During the fiscal year ended December 31, 2015, the Risk and Compliance Oversight Committee held three meetings.

TRUSTEE QUALIFICATIONS.  The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee.

The Board has concluded, based on each trustee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other trustees, that each trustee is qualified to serve as a trustee for the HVIT Funds.  Among the attributes and skills common to all trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment.  Each trustee’s ability to perform his or her duties effectively has been attained through the trustee’s education and work experience, as well as service as a trustee for other entities.  Set forth below is a brief description of the specific experience of each trustee.  Additional details regarding the background of each trustee is included in the chart earlier in this section.

Paul Braverman.  Mr. Braverman has served as a Trustee of the HVIT Funds since 2014 and has served as Lead Independent Trustee since 2015.  Mr. Braverman currently holds board positions with two registered investment advisers, a registered investment company and a private fund, and spent over twenty years serving in numerous management positions at a registered investment adviser, where he had responsibility for issues ranging from governance, finance, and tax to corporate operations, among others.

Mark Osterheld.  Mr. Osterheld has served as a Trustee of the HVIT Funds since 2014.  Mr. Osterheld has many years of experience in the financial services industry, specializing in the areas of auditing, accounting, valuation and risk management.

Vanessa Wilson.  Ms. Wilson has served as a Trustee of the HVIT Funds since 2014.  Ms. Wilson previously served as managing director for a venture capital firm, overseeing accounting, taxation and compliance for several venture capital funds.  Ms. Wilson serves as the financial expert on the board’s audit committee.  Ms. Wilson has many years of experience in the financial services industry.

Brion Johnson.  Mr. Johnson has served as a Trustee of the HVIT Funds since 2014.  Mr. Johnson currently serves as President of Hartford Investment Management and as President of Hartford Life.  Mr. Johnson has many years of experience in the insurance and investment management industries.

Hugh Whelan.  Mr. Whelan has served as a Trustee of the HVIT Funds since 2014.  Mr. Whelan has many years of experience in portfolio management, focusing on various equity and asset allocation strategies, including quantitative equities.

Because there were no shares of the Funds outstanding as of the date of this SAI, the Trustees and officers, as a group, owned 0.00% of the Funds’ outstanding shares.

COMPENSATION OF OFFICERS AND TRUSTEES.  The HVIT Funds may pay a portion of the CCO’s compensation, but otherwise do not pay salaries or compensation to any of their officers or trustees who are employed by The Hartford. The chart below sets forth the compensation that was paid by the Trust to the following trustees for the fiscal year ended December 31, 2015 and certain other information.

Name of Person, Position	Aggregate Compensation From the Funds*	Pension Or Retirement Benefits Accrued As Part of HVIT Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the HVIT Funds And Fund Complex Paid To Trustees
Paul Braverman, Trustee	N/A	$0	$0	$71,000
Mark Osterheld, Trustee	N/A	$0	$0	$71,000
Hugh Whelan, Trustee	N/A	$0	$0	$71,000
Vanessa Wilson, Trustee	N/A	$0	$0	$71,000

* The Funds have not commenced operations as of the date of this SAI.

The Trust’s Agreement and Declaration of Trust provides that the Trust to the fullest extent permitted by law shall indemnify the Trustees and officers of the HVIT Funds.

INVESTMENT MANAGEMENT ARRANGEMENTS

The Trust, on behalf of the HVIT Funds, has entered into an investment management agreement with Hartford Investment Management Company (“Hartford Investment Management”).  The agreement provides that Hartford Investment Management, subject to the supervision and approval of the Trust’s Board of Trustees, is responsible for the management of each HVIT Fund. Hartford Investment Management is responsible for investment management supervision of all HVIT Funds.  Hartford Investment Management is responsible for (among other things) the day-to-day investment and reinvestment of the assets of the HVIT Funds and furnishing each HVIT Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each HVIT Fund. In addition, pursuant to the investment management agreement, Hartford Investment Management or its affiliate(s) provides certain administrative services to the Trust, including personnel, services, equipment and facilities and office space for proper operation of the Trust.  The investment management agreement does not require Hartford Investment Management to bear the costs of the HVIT Funds’ transfer agent, custodian, registrar and dividend disbursing agent.

As provided by the investment management agreement, each HVIT Fund pays a monthly management fee to Hartford Investment Management (which covers, in addition to investment management services, certain administrative services). These fees are accrued daily and paid monthly, equal on an annual basis to a stated percentage of such HVIT Fund’s average daily net assets.

With respect to the Global Core Equity Fund, International Core Equity Fund, International Value Equity Fund, Large Cap Growth Fund, and Large Cap Value Fund (collectively, the “Sub-Advised Funds”), Hartford Investment Management has entered into an investment sub-advisory agreement with BlackRock (the “Sub-Advisory Agreement”).  Under the Sub-Advisory Agreement, BlackRock, subject to the general supervision of the Trust’s Board of Trustees and Hartford Investment Management, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.

MANAGEMENT FEES

Each Fund pays a monthly management fee to Hartford Investment Management based on a stated percentage of the Fund’s average daily net asset value as follows:

Large Cap Growth Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.46%
Next $150 million	0.41%
Next $250 million	0.36%
Next $500 million	0.33%
Next $4 billion	0.31%
Over $5 billion	0.30%

Large Cap Core Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.40%
Next $150 million	0.35%
Next $250 million	0.30%
Next $500 million	0.27%
Next $4 billion	0.25%
Over $5 billion	0.24%

Large Cap Value Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.50%
Next $150 million	0.45%
Next $250 million	0.40%
Next $500 million	0.37%
Next $4 billion	0.35%
Over $5 billion	0.34%

Small & Mid Cap Core Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.62%
Next $150 million	0.57%
Next $250 million	0.52%
Next $500 million	0.49%
Next $4 billion	0.47%
Over $5 billion	0.46%

Global Core Equity Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.62%
Next $150 million	0.57%
Next $250 million	0.52%
Next $500 million	0.49%
Next $4 billion	0.47%
Over $5 billion	0.46%

Conservative Allocation Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.43%
Next $150 million	0.38%
Next $250 million	0.33%
Next $500 million	0.30%
Next $4 billion	0.28%
Over $5 billion	0.27%

Moderate Allocation Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.38%
Next $150 million	0.33%
Next $250 million	0.28%
Next $500 million	0.25%
Next $4 billion	0.23%
Over $5 billion	0.22%

Strategic Income Bond Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.39%
Next $150 million	0.34%
Next $250 million	0.29%
Next $500 million	0.26%
Next $4 billion	0.24%
Over $5 billion	0.23%

Total Return Bond Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.36%
Next $150 million	0.31%
Next $250 million	0.26%
Next $500 million	0.23%
Next $4 billion	0.21%
Over $5 billion	0.20%

International Core Equity Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.51%
Next $150 million	0.46%
Next $250 million	0.41%
Next $500 million	0.38%
Next $4 billion	0.36%
Over $5 billion	0.35%

International Value Equity Fund

Average Daily Net Assets	Annual Rate
First $100 million	0.74%
Next $150 million	0.69%
Next $250 million	0.64%
Next $500 million	0.61%
Next $4 billion	0.59%
Over $5 billion	0.58%

ADVISORY FEE PAYMENT HISTORY

Because the Funds had not commenced operations as of the date of this SAI, there is no advisory fee or sub-advisory fee payment information available for the Funds.

Hartford Investment Management has contractually agreed, through at least April 30, 2018, to limit the expenses of certain classes of the Fund by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:

Fund	Class IB
Large Cap Growth Fund	0.55%
Large Cap Core Fund	0.49%
Large Cap Value Fund	0.62%
Small & Mid Cap Core Fund	0.76%
Global Core Equity Fund	0.75%
Conservative Allocation Fund	0.57%
Moderate Allocation Fund	0.51%
Strategic Income Bond Fund	0.56%
Total Return Bond Fund	0.49%
International Core Equity Fund	0.74%
International Value Equity Fund	0.98%

             Pursuant to the investment management agreement, Hartford Investment Management is not liable to the HVIT Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the HVIT Funds in connection with the matters to which the investment management agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of Hartford Investment Management in the performance of their duties or from their reckless disregard of the obligations and duties under the agreement.

Hartford Investment Management is located at One Hartford Plaza, Hartford, Connecticut 06155, was organized in 1996 and is a wholly owned subsidiary of The Hartford.  Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts.  As of December 31, 2015, Hartford Investment Management had investment management authority over approximately $102.9 billion in assets.

Hartford Investment Management, and its affiliates, may make payments from time to time from their own resources, which may include the management fees paid by the HVIT Funds, to compensate broker dealers, financial institutions, and other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HVIT Funds including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

BlackRock is a Delaware limited liability company with principal offices at 1 University Square Drive, Princeton, New Jersey 08540. As of December 31, 2015, BlackRock had investment management authority with respect to approximately $4.64 trillion in assets.

Under the current Sub-Advisory Agreement, Hartford Investment Management (not the Fund) pays BlackRock a fee based on a Sub-Advised Fund’s average daily net assets that BlackRock manages.

PORTFOLIO MANAGERS

Other Accounts Sub-Advised or Managed by Hartford Investment Management Portfolio Managers

The following table lists the number and types of other accounts managed by the Hartford Investment Management portfolio managers and assets under management in those accounts as of December 31, 2015:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED	POOLED ACCOUNTS	ASSETS MANAGED	OTHER ACCOUNTS	ASSETS MANAGED
Paul Bukowski, CFA	2	$1.44 billion	0	0	12	$58.24 million
Edward Caputo, CFA	2	$1.18 billion	4	$2.82 billion	9	$1.24 billion
Robert Crusha, CFA	1	$54.01 million	6	$2.66 billion	18	$5.33 billion
Kurt Cubbage, CFA	0	0	0	0	11	$56.23 million
Ira Edelblum	1	$50.31 million	2	$128.75 million	2	$295.54 million
Christopher Heller	1	$50.31 million	2	$128.75 million	3	$325.11 million
Antony Wood, CFA	1	$50.31 million	1	$52.07 million	0	0
Christopher Zeppieri, CFA	1	$50.31 million	1	$52.07 million	5	$726.44 million

None of the advisory fees for the accounts listed above are based upon performance.

Other Accounts Sub-Advised or Managed by BlackRock’s Portfolio Managers

The following table lists the number and types of other accounts managed by the BlackRock portfolio managers and assets under management in those accounts as of December 31, 2015:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED	POOLED ACCOUNTS	ASSETS MANAGED	OTHER ACCOUNTS	ASSETS MANAGED
Travis Cooke, CFA	5	$1.20 billion	26(1)	$6.51 billion	16(2)	$6.65 billion
Kevin Franklin	3	$2.11 billion	25	$4.87 billion	8	$2.75 billion
Raffaele Savi	4	$2.31 billion	44	$14.58 billion	28	$22.47 billion

(1) The advisory fee for all of these pooled accounts is based upon performance.

(2) The advisory fee for all of these other accounts is based upon performance.

Conflicts of Interest between the HVIT Funds and Other Accounts

Hartford Investment Management

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise.  Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts and other types of funds.  The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the HVIT Funds.   Portfolio managers make investment decisions for each portfolio, including the HVIT Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio.  Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa.  A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of an HVIT Fund, or make investment decisions that are similar to those made for an HVIT Fund, both of which have the potential to adversely impact that HVIT Fund depending on market conditions.  In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the HVIT Funds to Hartford Investment Management.  Because a portfolio manager’s compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given HVIT Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Hartford Investment Management’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Hartford Investment Management monitors a variety of areas, including compliance with HVIT Funds’ primary guidelines, the allocation of securities, and compliance with Hartford Investment Management’s Code of Ethics.  Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management’s portfolio managers.  Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s overall book of business.

Material conflicts of interest may arise when allocating and/or aggregating trades.  Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary.  It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the HVIT Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management’s trade allocation policy.  The trade allocation policy is described in Hartford Investment Management’s Form ADV.  Hartford Investment Management’s compliance unit monitors block transactions to assure adherence to the trade allocation policy.

BlackRock

BlackRock’s goal is to maintain a professional working environment and firm-wide compliance culture. BlackRock has adopted and implemented compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Specifically, BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.

Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.  It should also be noted that Messrs. Cooke, Franklin, Savi and Shen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Messrs. Cooke, Franklin, Savi and Shen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation of Hartford Investment Management’s Portfolio Managers

The compensation package for portfolio managers of Hartford Investment Management consists of three components, which are base pay, annual cash incentive and long-term incentive.  The base pay program provides a level of base salary that is market competitive and representative of the role performed by each portfolio manager.

The annual incentive plan provides cash bonuses dependent upon the combined financial performance of The Hartford and Hartford Investment Management along with individual achievement. In determining the level of annual bonus funding allocated to Hartford Investment Management, both quantitative as well as qualitative factors are considered in assessing the firm’s performance.  These include both short and long term investment performance relative to peer groups and benchmarks, achieving investment income targets, and other qualitative factors such strengthening risk management capability and operational excellence.  The final bonus pool reflecting this assessment is approved by the Compensation Committee of The Hartford’s Board of Directors.

The annual cash bonus paid to individual portfolio managers is awarded at the sole discretion of management and takes into consideration a number of factors linked to individual performance.  These include a number of qualitative and quantitative factors such as the relative performance their assigned portfolios achieved compared to a relative peer group and/or benchmark.

A listing of each HVIT Fund and the benchmark by which such HVIT Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and other strategic contributions made during the year are also considered.

The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the performance of Hartford Investment Management and the broader success of The Hartford. The size of the actual individual awards can vary greatly.  Awards are primarily in the form of restricted stock units of The Hartford.  Restricted stock units represent a contingent right to receive shares of The Hartford’s common stock. One unit is equal to one share. These awards will cliff vest over a three year period, with 100% of the award vesting on the third anniversary of the date of the grant.  Once vested, shares of The Hartford stock in unrestricted form are issued.

Annual awards granted to Managing Directors, Executive Vice Presidents and Senior Vice Presidents of the firm are comprised of a combination of restricted stock units (75%) and performance shares (25%). Performance shares represent an award of The Hartford’s common stock based on two equally weighted measurements: relative Total Shareholder Return (TSR) and the achievement of Core Return on Equity (ROE).  Thus, the percentage of performance shares that ultimately vest at the conclusion of the three year performance period will rely on the relative TSR achieved against a select peer group of insurance companies and the achievement of Core ROE based on core earnings over the period.  The restricted stock units awarded to Managing Directors also cliff vest over a three year period, with 100% of the award vesting on the third anniversary of the date of the grant.

All portfolio managers are eligible to participate in The Hartford’s standard employee health and welfare programs, including retirement.

The benchmark by which each Fund’s performance is measured for compensation purposes is as follows:

Fund	Benchmark

Large Cap Core Fund	S&P 500 Index

Small & Mid Cap Core Fund	Russell 2500 Index

Conservative Allocation Fund	Barclays U.S. Aggregate Bond Index S&P 500 Index Conservative Allocation Index (60% Barclays U.S. Aggregate Bond Index/40% S&P 500 Index)

Moderate Allocation Fund	S&P 500 Index Barclays U.S. Aggregate Bond Index Moderate Allocation Index (60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index)

Strategic Income Bond Fund	Bank of America Merrill Lynch 3 Month LIBOR Index Barclays U.S. Aggregate Bond Index

Total Return Bond Fund	Barclays U.S. Aggregate Bond Index

Equity Securities Beneficially Owned by Hartford Investment Management’s Portfolio Managers

As of the date of this SAI, the Funds had not commenced operations and, therefore, no portfolio manager owned any shares of the Funds.

Compensation of BlackRock’s Portfolio Managers

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

The discretionary incentive component for the portfolio managers is generally based on a formulaic compensation program.  This program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. BlackRock’s Chief Investment Officers (“CIOs”) determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio managers for the Funds, the performance of Messrs. Cooke, Franklin, Savi and Shen is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant CIOs.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-term incentive equity awards are also granted from time to time to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Cooke, Franklin, Savi and Shen have unvested long-term incentive awards.

A portion of the compensation paid to eligible United States-based BlackRock employees also may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

Equity Securities Beneficially Owned by BlackRock’s Portfolio Managers

As of the date of this SAI, the Funds had not commenced operations and, therefore, no portfolio manager owned any shares of the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.  Subject to any policy established by the Trust’s Board of Trustees, Hartford Investment Management and the sub-adviser, as applicable (together, for purposes of this section, the “advisers”), are primarily responsible for the investment decisions of each applicable HVIT Fund and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of each HVIT Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the advisers generally seek reasonably competitive spreads or commissions, the HVIT Funds do not necessarily pay the lowest possible spread or commission.  The advisers may direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the HVIT Funds.

The advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the advisers may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions.  Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the advisers seek to obtain the most favorable net results in effecting transactions in an HVIT Fund’s portfolio securities, broker-dealers who provide investment research to the advisers may receive orders for transactions from the advisers.  Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market.  To the extent consistent with Section 28(e) of the 1934 Act, the advisers may cause an HVIT Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to the advisers an amount in respect of securities transactions for the HVIT Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction.  Information so received is in addition to and not in lieu of the services required that the advisers must perform under the investment advisory or investment sub-advisory agreements.  In circumstances where two or more broker-dealers are equally capable of providing best execution, each adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the adviser in its sole discretion.  The management fee paid by an HVIT Fund is not reduced because the advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash.  Some of these services are of value to the advisers, or their affiliates, in advising various of their clients (including the HVIT Funds), although not all of these services are necessarily useful and of value in managing the HVIT Funds.

To the extent that accounts managed by the advisers are simultaneously engaged in the purchase of the same security as an HVIT Fund then, as authorized by the Trust’s Board of Trustees, available securities may be allocated to the HVIT Fund and another client account and may be averaged as to price in a manner determined by the adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each HVIT Fund. In some cases, this system might adversely affect the price paid by an HVIT Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HVIT Fund (for example, in the case of a small issue).

Accounts managed by the advisers (their its affiliates) may hold securities held by an HVIT Fund.  Because of different investment objectives or other factors, a particular security may be purchased by an adviser for one or more clients when one or more other clients are selling the same security.

Hartford Investment Management has determined that at present it may utilize soft dollars to obtain only:  (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.  To the extent consistent with Section 28(e) of the 1934 Act, BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for more favorable investment returns.

Because the Funds had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid is available.

Because the Funds had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid to firms selected in recognition of research services is available.

Because the Funds had not commenced operations as of the date of this SAI, no information regarding the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) is available.

HVIT FUND EXPENSES

Each HVIT Fund pays its own expenses including, without limitation:  (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) fees, expenses and disbursements of custodians for all services to the Fund; (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (13) expenses for servicing shareholder accounts; (14) any direct charges to shareholders approved by the trustees of the Fund; (15) compensation and expenses of trustees of the Fund, other than those who are also officers of The Hartford; and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its trustees and officers with respect thereto.

HVIT FUND ADMINISTRATION AND OTHER SERVICES

The management fee paid by each Fund to Hartford Investment Management covers, in addition to investment advisory services, certain administrative services that are provided to the Fund.  Pursuant to an agreement between Hartford Investment Management and Hartford Life Insurance Company (“Hartford Life”) (an affiliate of Hartford Investment Management), Hartford Life provides certain administrative services to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates that are invested in the Funds.  In return for these administrative services, Hartford Investment Management pays Hartford Life a monthly fee based on the average daily net assets of the Hartford Life’s variable annuity and variable life insurance separate accounts that are invested in each Fund.  This fee is paid out of the management fee and not by the Funds.  In addition, Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to other unaffiliated insurance companies as well as third-party administrators for recordkeeping and other administrative services.

DISTRIBUTION ARRANGEMENTS

HVIT Fund shares are sold by HIMCO Distribution Services Company (“HDS” or the “distributor”), a wholly owned subsidiary of The Hartford, on a continuous basis to separate accounts sponsored by The Hartford and its affiliates and to certain qualified retirement plans.  Certain HVIT Funds’ shares are also sold by the distributor on a continuous basis to separate accounts sponsored by other insurance companies.

The Trust, on behalf of the Funds, has adopted a distribution plan (“Class IB Distribution Plan”) for Class IB Shares pursuant to the approval of the Board of Trustees of the Trust in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable market conduct rules of the Financial Industry Regulatory Authority (“FINRA”) concerning asset based sales charges.

The distributor is authorized by the Trust to receive purchase and redemption orders on behalf of the Funds. The distributor has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds’ policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order.  Orders will be priced at that Fund’s next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.

Pursuant to the Class IB Distribution Plan, each Fund may compensate the distributor for its expenditures in financing any activity primarily intended to result in the sale of Class IB Shares. The expenses of each Fund pursuant to the Class IB Distribution Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.20% of each Fund’s average daily net assets attributable to Class IB Shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of each Fund’s shares including but not limited to (a) compensation to and expenses of, including overhead and telephone expenses, employees of the distributor engaged in the distribution of the applicable share class of the Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts (“Variable Contracts”) investing indirectly in the applicable share class of the Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in the applicable share class of the Fund; (d) expenses relating to the development, preparation, printing, and mailing of Fund advertisements, sales literature, and other promotional materials describing and/or relating to the applicable share class of the Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the applicable share class of the Fund; (f) expenses of training sales personnel regarding the applicable share class of a Fund; (g) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the applicable share class of a Fund; (h) financing any other activity that the Distributor determines is primarily intended to result in the sale of the applicable share class; (i) expenses of obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund, including performance; and (j) expenses of personal services and/or maintenance of Variable Contract accounts with respect to the applicable share class of a Fund attributable to such accounts.  The Class IB Distribution Plan is considered a compensation type plan, which means the distributor is paid the agreed upon fee regardless of the distributor’s expenditures.

In accordance with the terms of the Class IB Distribution Plan, the distributor provides to each Fund, for review by the Board of Trustees of the Trust, a quarterly written report of the amounts expended under the Class IB Distribution Plan and the purpose for which such expenditures were made.  In the Board of Trustees’ quarterly review of the Class IB Distribution Plan, they review the level of compensation the Class IB Distribution Plan provides.

Potential benefits which the Class IB Distribution Plan may provide to the Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity and the ability to sell shares of the Funds through adviser and broker distribution channels.  The Board of Trustees of the Trust believes that there is a reasonable likelihood that the Class IB Distribution Plan will benefit the shareholders of each applicable share class of each Fund.  Under its terms, the Class IB Distribution Plan remains in effect from year to year provided such continuance is approved annually by vote of the trustees of the Board in the manner described above.  The Class IB Distribution Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each Fund affected thereby, and material amendments to the Class IB Distribution Plan must also be approved by the Board of Trustees in the manner described above.  The Class IB Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the trustees of the Board who are not interested persons of each Fund and have no direct or indirect financial interest in the operations of the Class IB Distribution Plan, or by a vote of a “majority of the outstanding voting securities” of each Fund affected thereby.  The Class IB Distribution Plan will automatically terminate in the event of its assignment.

Because the Funds had not commenced operations as of the date of this SAI,  Class IB Shares of the Funds did not pay any 12b-1 fees for the fiscal year ended December 31, 2015.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HVIT Funds’ shares and/or for the servicing of those shares.

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or sale (redemption) of Fund shares, see “Purchase and Redemption of Fund Shares” in the Funds’ prospectuses.

SUSPENSION OF REDEMPTIONS

An HVIT Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HVIT Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for an HVIT Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed.  Your account could be closed if:  (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the HVIT Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell HVIT Fund shares; or (ix) closing the account is determined to be in the best interests of the HVIT Fund.  If you invest in a Fund through a Variable Contract, the terms of the contract may specify additional circumstances under which your shares may be redeemed.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each class of an HVIT Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each day that the Exchange is open (the “Valuation Date”).  The HVIT Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange.  If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the HVIT Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the HVIT Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of that HVIT Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.   Information that becomes known to the HVIT Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in an HVIT Fund’s portfolio for which market prices are readily available are valued at market value.  If market prices are not readily available or are deemed unreliable, an HVIT Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees of the Trust.  Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of an HVIT Fund’s portfolio holdings or assets.  In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets may be  adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.  Securities or other instruments that are primarily  traded on foreign markets may trade on days that are not business days of the HVIT Funds.  The value of the foreign securities or other instruments in which an HVIT Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the HVIT Fund.  Fair value pricing is subjective in nature and the use of fair value pricing by the HVIT Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded but before the Valuation Time.  There can be no assurance that any HVIT Fund could obtain the fair value assigned to an investment if the HVIT Fund were to sell the investment at approximately the time at which that HVIT Fund determines its NAV.

Fixed income securities,  including those with a remaining maturity of less than sixty (60) days, and non-exchange traded derivatives held by an HVIT Fund are valued in accordance with procedures established by the Trust’s Board of Trustees.  Such investments are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.   Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions.  Generally, each HVIT Fund may use fair valuation in regards to fixed income positions when an HVIT Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending.  If pricing services do not provide a price for a short term investments maturing in 60 days or less, such investments are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded equity securities shall be valued at the last reported sale price on the exchange on which the security is primarily traded (the “Primary Market”) at the Valuation Time.  If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades at the Valuation Time.  The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. System (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.  For securities traded on the Nasdaq, the HVIT Funds utilize the Nasdaq Official Closing Price, which compares the last trade to the bid/ask range of a security.  If the last trade falls within the bid/ask range, then that price will be the closing price.  If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price.  If the last price is below the bid, the bid will be the closing price.  If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of an HVIT Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the HVIT Fund.

Exchange traded futures, options and options on futures shall be valued in accordance with procedures established by the Trust’s Board of Trustees.  Such instruments are normally valued on the basis of quotes obtained from independent pricing services. Prices obtained from independent pricing services use most recent settlement prices and/or bid and ask prices for futures; and last sale prices and bid and ask prices for options and options on futures. If pricing services are not able to provide prices for futures, such instruments will generally be valued at the most recent trade price as of the NYSE Close. If pricing services are not able to provide prices for options and options on futures, such instruments will generally be valued on the basis of quotes obtained from brokers, dealers or market makers. If the option is out of the money and within 30 days of expiration and no bid price is available, the option may be valued at zero. If such investments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the foreign currency exchange rate and the forward currency rate.  Foreign currency exchange rates and forward currency rates are obtained from an independent pricing service on the valuation date.

Swaps shall be valued using a custom interface from an independent pricing service.  If a swap cannot be valued through an independent pricing service, Bloomberg will be used to calculate a value based upon inputs from the terms of the deal.  Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Board of Trustees of the Trust.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market.  If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument.  In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Board of Trustees of the Trust.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Board of Trustees of the Trust.

OWNERSHIP AND CAPITALIZATION OF THE HVIT FUNDS

Capital Stock   The  Board of Trustees is permitted to create additional HVIT Funds in the Trust and to create additional classes of the HVIT Funds. The shares of each class represent an interest in the same portfolio of investments of the HVIT Funds and have equal rights as to voting, redemption, and liquidation.  However, each class bears different expenses and therefore the net asset values of the classes and any dividends declared may differ between the classes.

The Board of Trustees have authorized the issuance of one share class for the Funds, designated as Class IB Shares.

Persons or organizations beneficially owning 25% or more of the outstanding shares of an HVIT Fund are presumed to “control” the HVIT Fund within the meaning of the 1940 Act.  As a result, those persons or organizations could have the ability to take action with respect to the HVIT Fund without the consent or approval of other shareholders.

Share Classes  Under the HVIT Fund multi-class plan, shares of each class of an HVIT Fund represent an equal pro rata interest in that HVIT Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses;” (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated.

Voting  Each shareholder is entitled to one vote for each share of the HVIT Funds held upon all matters submitted to the shareholders generally.  Most of the shares of the HVIT Funds are held of record by insurance companies.  The insurance companies will generally vote HVIT Fund shares pro rata according to the written instructions of the owners of Variable Contracts indirectly invested in the HVIT Funds.  It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

Matters in which the interests of all the HVIT Funds in the Trust are substantially identical (such as the election of trustees or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Trust without regard to the separate HVIT Funds.  Matters that affect all or several HVIT Funds, but where the interests of the HVIT Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HVIT Fund for their HVIT Fund.  Matters that affect only one HVIT Fund (such as a change in its fundamental policies) are voted on separately for the HVIT Fund by the shareholders of that HVIT Fund.  Likewise, matters that affect only one class of shares of an HVIT Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

Other Rights  Each share of HVIT Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HVIT Fund stock have no pre-emptive, subscription or conversion rights.  Upon liquidation of an HVIT Fund, the shareholders of that HVIT Fund shall be entitled to share, pro rata, in any assets of the HVIT Fund after discharge of all liabilities and payment of the expenses of liquidation.

TAXES

Federal Tax Status of the HVIT Funds

The following discussion of the federal tax status of the HVIT Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.

Each HVIT Fund is treated as a separate taxpayer for federal income tax purposes.  The Trust intends for each HVIT Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year.  If an HVIT Fund:  (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains); and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each HVIT Fund to do, then under the provisions of Subchapter M, the HVIT Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).

An HVIT Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following:  (1) at least 90% of the HVIT Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the HVIT Fund’s taxable year, (a) at least 50% of the value of the HVIT Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the HVIT Fund’s assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the HVIT Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the HVIT Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

Unless seed capital exceeds the amounts specified in the Internal Revenue Code, the HVIT Funds should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year, if the HVIT Funds’ only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified retirement plans and certain tax-exempt entities. If the HVIT Funds are subject to the 4% federal excise tax, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).

Each of the HVIT Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts.  Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the HVIT Funds which meets certain additional requirements.  These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HVIT Fund may invest.  In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HVIT Fund may be required, for example, to alter its investment objectives.  In addition, certain HVIT Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws.  If HVIT Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected HVIT Funds may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for contract owners with premiums allocated to the affected HVIT Funds.

The 817(h) requirements place certain limitations on the percentage of assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer.  These limitations apply to how much of each HVIT Fund’s assets may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

no more than 55% of an HVIT Fund’s total assets may be represented by any one investment;
no more than 70% by any two investments;
no more than 80% by any three investments; and
no more than 90% by any four investments.

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of Section

817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Investment income received from sources within foreign countries, or capital gains earned by an HVIT Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle the HVIT Funds to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of these HVIT Funds’ assets to be invested within various countries is not now known.  The Trust intends that the HVIT Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.  Owners of variable life insurance and variable annuity contracts investing in such an HVIT Fund bear the costs of any foreign tax, but are not able to claim a foreign tax credit or deduction for these foreign taxes.

Any gains derived from short sales will generally be taxed as short-term capital gains that would be taxed to shareholders on distributions as ordinary income.

An HVIT Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the HVIT Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the HVIT Fund and defer losses of the HVIT Fund.  These rules:  (1) could affect the character, amount and timing of distributions to shareholders of the HVIT Fund, (2) could require such an HVIT Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the HVIT Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above.  The Trust seeks to monitor transactions of each HVIT Fund, seek to make the appropriate tax elections on behalf of the HVIT Fund and seek to make the appropriate entries in the HVIT Fund’s books and records when the HVIT Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

If for any taxable year an HVIT Fund fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state and local, income tax at the regular corporate rates (without any deduction for distributions to its shareholders).  In addition, if for any taxable year an HVIT Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HVIT Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Likewise, if an HVIT Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HVIT Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Accordingly, compliance with the above rules is carefully monitored by the HVIT Funds’ investment adviser and each HVIT Fund intends to comply with these rules as they exist or as they may be modified from time to time.  Compliance with the tax requirements described above may result in lower total return for an HVIT Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the HVIT Fund’s investment sub-adviser might otherwise select.

If an HVIT Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that HVIT Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the HVIT Fund is timely distributed to its shareholders.  The HVIT Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HVIT Funds would bear the cost of these taxes and interest charges.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable HVIT Fund to recognize taxable income or gain without the concurrent receipt of cash.  Any HVIT Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by an HVIT Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to an HVIT Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the HVIT Fund must derive at least 90% of its annual gross income.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

Each HVIT Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the HVIT Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash.  However, because an HVIT Fund must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HVIT Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in an HVIT Fund generally are not subject to federal income tax on HVIT Fund earnings or distributions or on gains realized upon the sale or redemption of HVIT Fund shares until they are withdrawn from the contract or plan.  For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.  For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

CUSTODIAN

Portfolio securities of the Funds are held pursuant to a Custodian Agreement between the Trust and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

ADMINISTRATOR AND TRANSFER AGENT

State Street Bank and Trust Company serves as Administrator and Transfer and Dividend Disbursing Agent for the Funds.  The transfer agent issues and redeems shares of the Funds and disburses any dividends declared by the Funds.  For its services, the transfer agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides to the Funds, including costs invoiced by sub-contractors.  Hartford Investment Management and its affiliates may pay, out of their own assets, compensation to third-party administrators for recordkeeping and other administrative services.

DISTRIBUTOR

HIMCO Distribution Services Company, One Hartford Plaza, Hartford, CT 06155, an affiliate of Hartford Investment Management, acts as the Funds’ distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the Trust’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2015.  Deloitte & Touche LLP is principally located at 200 Berkeley Street, Boston, MA 02116.

CODE OF ETHICS

The HVIT Funds, Hartford Investment Management, HIMCO Distribution Services Co., and BlackRock have each adopted a code of ethics designed to protect the interests of each HVIT Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by an HVIT Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The audited financial statements for the Funds and related report of the Trust’s independent registered public accounting firm will be available in the Trust’s annual report once the Funds have completed their first annual fiscal period.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees believes that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. The Board has delegated responsibility to vote proxies relating to the Funds’ portfolio securities to Hartford Investment Management. With respect to Funds sub-advised by BlackRock, Hartford Investment Management has delegated responsibility to vote proxies to BlackRock, but retains oversight responsibility. Each of Hartford Investment Management and BlackRock will vote such proxies in accordance with its proxy voting policies and procedures, which are summarized below. Pursuant to the HVIT Fund’s Policy Related to Proxy Voting, as approved by the Board of Trustees of the Trust, Hartford Investment Management has the authority to vote all proxies relating to each HVIT Fund’s portfolio securities. Hartford Investment Management has a duty to vote or not vote such proxies in the best interests of each HVIT Fund and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by Hartford Investment Management to determine how to vote certain proxies relating to portfolio securities are described below.  In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics.  However, the following are descriptions only and more complete information should be obtained by reviewing Hartford Investment Management’s policies and procedures as well as the HVIT Funds’ voting records. Information on how the HVIT Funds voted proxies relating to portfolio securities for the twelve-month period ended June 30, 2016, once available, can be obtained (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

If a security has not been restricted from securities lending and the security is on loan over a record date, Hartford Investment Management may not be able to vote any proxies for that security.  For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.”

Hartford Investment Management Company

The HVIT Funds for which Hartford Investment Management Company serves as investment manager have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets it manages. The goal of Hartford Investment Management is to vote proxies in what it believes are the best economic interests of its clients, free from conflicts of interest. The Proxy Voting Committee of Hartford Investment Management has determined that this goal is best achieved by retaining the services of Glass Lewis & Co., LLC, an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors (“Glass Lewis”).

In general, all proxies received from issuers of securities held in client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.  Hartford Investment Management has concluded that the Glass Lewis guidelines are substantially in accord with Hartford Investment Management’s own philosophy regarding appropriate corporate governance and conduct. In most cases, securities will be voted in accordance with Glass Lewis’ voting recommendations, but Hartford Investment Management may deviate from Glass Lewis’s recommendations on specific proxy proposals. To ensure that no voting decision is influenced by a conflict of interest, a portfolio manager who intends to vote contrary to a Glass Lewis recommendation must notify Hartford Investment Management’s Proxy Committee of such intent, and obtain its approval before voting.

The Proxy Voting Committee evaluates the performance of Glass Lewis at least annually.

Material Conflict of Interest Identification and Resolution Processes

While it is Hartford Investment Management’s general policy to follow the Proxy Voting Guidelines and recommendations of Glass Lewis, Hartford Investment Management retains the authority on any particular proxy to vote differently from the Proxy Voting Guidelines or a related Glass Lewis recommendation. However, such decisions are subject to review and approval to ensure that the decision is not influenced by any conflict of interest.

In certain circumstances, one or more Hartford Investment Management portfolio managers may disagree with and elect to diverge from Glass Lewis’ recommendation. It is also possible, that with respect to a particular vote, a Hartford Investment Management portfolio manager may wish to vote proxies in accordance with Glass Lewis’ recommendation for certain of its clients and differently for other clients with different investment objectives, risk profiles, or time horizons. In each such case, the portfolio manager in question must notify Hartford Investment Management’s Proxy Voting Committee of such an election and obtain approval before voting or instructing Glass Lewis to vote any proxies.

Where Glass Lewis does not cover a company or otherwise cannot recommend a vote, or the Portfolio Manager does not want to vote with the Glass Lewis recommendation, the Portfolio Manager will inform Hartford Investment Management’s Chief Compliance Officer (or his/her designee) of such fact and give his/her recommendation as to how the proxy should be voted.  The Chief Compliance Officer will then conduct a conflicts investigation on behalf of the Proxy Voting Committee and report the findings to the members.  If the Proxy Voting Committee determines that no conflict exists (or that any conflict is immaterial) the portfolio manager may vote the proxy.  If the Proxy Voting Committee determines that a conflict of interest exists, the portfolio manager will not be permitted to vote the proxy and will either refer the matter to his or her client and recommend that they vote the proxy themselves or vote the proxy in accordance with Glass Lewis’ recommendation.

Hartford Investment Management Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee’s decision. Potential conflicts of interest may include:

•            The portfolio manager responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

•            The responsible portfolio manager has identified that he or she is related to an incumbent director or a candidate seeking a seat on the board; or

•            A current Hartford Investment Management client is affiliated with the company soliciting the proxy or has communicated its view to Hartford Investment Management on an impending proxy vote; or

•            The proxy relates to The Hartford Financial Services Group, Inc.; or

•            A third party (including an affiliate or parent company) with an interest in the outcome of a shareholder vote has attempted to influence either Hartford Investment Management or the portfolio manager responsible for voting the proxy; or

•            A company with respect to which the proxy is being solicited is on Hartford Investment Management’s restricted list

In addition, Glass Lewis has adopted “Conflicts Avoidance Procedures” which are intended to ensure that, when preparing its proxy voting recommendations, conflicts of interest do not arise regarding Glass Lewis. These “Conflicts Avoidance Procedures” include procedures such as: (i) having the Glass-Lewis personnel who are responsible for making proxy recommendations be “walled off” from Glass Lewis’ parent organizations, Ontario Teachers’ Pension Plan (OTPP) and Alberta Investment Management Corp (AIMCO); (ii) prohibiting Glass-Lewis employees who have a personal conflict regarding a given company (e.g., if they have a relative who serves as an executive or director of a public company) from being involved in the research, analysis or making of any vote recommendations regarding that company; (iii) prominently disclosing in the relevant research report if: (a) an employee of Glass Lewis or any of its subsidiaries, a member of its research Advisory Council, or a member of Glass Lewis’ Strategic Committee serves as an executive or director of a public company; (b) a Glass Lewis institutional investor customer is an issuer, or a division, branch or entity that either directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, an issuer; (c) a Glass Lewis customer submits a shareholder proposal at a company, is a dissident shareholder in a proxy contest, or is otherwise publicly soliciting shareholder support for or against a director or proposal; or (d) Glass Lewis has a material business relationship with a vendor or service provider; and (iv) Glass Lewis covenanting that it will not provide consulting services to public companies or shareholder proponents.  In addition, in instances where Glass Lewis provides proxy recommendations on a company in which OTPP or AIMCO holds a stake significant enough to have publicly announced its ownership in accordance with the local market’s regulatory requirements or Glass Lewis becomes aware through prominent public reference of OTPP’s or AIMCO’s ownership stake or intended vote in such company, through OTPP’s or AIMCO’s published annual report or any other publicly available information disclosed by OTPP or AIMCO, then Glass Lewis will include a “precautionary” disclosure on the relevant proxy recommendation.  In addition, Glass Lewis also has an independent Research Advisory Council, which is designed to ensure that Glass Lewis’ research consistently meets the quality standards, objectivity and independence criteria set by Glass Lewis’ research team leaders.  The Research Advisory Council is comprised of a number of experts in the fields of corporate governance, finance, law, management and accounting.

Situations in which Hartford Investment Management might not vote a proxy

It may not be possible to cast an informed vote in certain circumstances due to lack of information in the proxy statement. Hartford Investment Management and/or Glass Lewis may abstain from voting in those instances.  Proxy materials not being delivered in a timely fashion also may prevent analysis or entry of a vote by voting deadlines.  In some cases Hartford Investment Management may determine that it is in the best economic interests of its clients not to vote certain proxies.   For example, Hartford Investment Management generally does not vote proxies of issuers subject to shareblocking provisions or in jurisdictions that impose restrictions upon selling shares after proxies are voted.  Similarly, votes are generally not cast in those foreign jurisdictions which require that a power of attorney be filed. Mutual fund and third party client accounts may have a securities lending program.  In such a case, Hartford Investment Management may be unable to vote proxies when the underlying securities have been loaned (loan termination is often the only way to vote proxies on the loaned securities).  In general, Hartford Investment Management does not know when securities have been loaned.

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans).  Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.  In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ‘qualifying offer’ clause.

Advance Notice Requirements for Shareholder Ballot Proposals.   Glass Lewis typically recommends that shareholders vote against these proposals.

Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

Election of Directors

Voting Recommendation on the Basis of Independence:  Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically(1) recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees.(2) Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position.

Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

Voting Recommendation on the Basis of Other Considerations:  Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

Appointment of Auditors

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee.

Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

•                  Stock Split — Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the Company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

•                  Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

•                  Financing for Acquisitions — Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

•                  Financing for Operations — Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where

(1)  In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express its concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

(2)  Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company’s stock, and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating and governance committees.

Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Pay for Performance.  Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Glass Lewis’ proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Glass Lewis’ model benchmarks these executives’ pay and company performance against peers selected by Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), Glass Lewis grades companies from a school letter system: “A”, “B”, “F”, etc. The grades guide Glass Lewis’ evaluation of compensation committee effectiveness and Glass Lewis generally recommends voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

Glass Lewis also uses this analysis to inform their voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from Glass Lewis’ proprietary model, they are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs that may not be reflected yet in a quantitative assessment.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid upon shareholder-approved plans. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide robust disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan.  To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee.  Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.  Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.  However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Company Responsiveness. At companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, Glass Lewis believes the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While Glass Lewis recognizes that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, they will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, Glass Lewis may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where Glass Lewis identifies egregious compensation practices, they may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

BlackRock

Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds other than the iShares Funds(1) (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Global Corporate Governance Committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds.  The Committee is comprised of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for

(1)  The U.S. iShares Funds have adopted a separate Proxy Voting Policy.

securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

Proxy Voting Policies

Boards of Directors. The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

Auditors and audit related items. These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

Compensation and Benefits. These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

Capital Structure. These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

Corporate Charter and By-Laws. These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

Environmental and Social Issues. These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

Conflicts Management

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the investment manager will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.  In the case of intermediate ratings, they are included in the category of the primary rating.  For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

RATING OF BONDS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing and subject to very high credit risk. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing. They are typically in default.

STANDARD AND POOR’S CORPORATION (“STANDARD & POOR’S”)

AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as having significant speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

MOODY’S

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime (NP) do not fall within any of the Prime rating categories.

STANDARD & POOR’S

The relative strength or weakness of the following factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

•      Liquidity ratios are adequate to meet cash requirements.

Liquidity ratios are basically as follows, broken down by the type of issuer:

•      Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

•      Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

•      Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

•      The long-term senior debt rating is “A” or better; in some instances “BBB” credits may be allowed if other factors outweigh the “BBB”.

•      The issuer has access to at least two additional channels of borrowing.

•      Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

•      Typically, the issuer’s industry is well established and the issuer has a strong position within its industry.

•      The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

STANDARD & POOR’S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated “A” has a capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated “BB”, “B”, “CCC” and “CC” is regarded, on balance, as having significant speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used to debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.  It is currently highly vulnerable to default.

The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating “CI” is reserved for income bonds on which no interest is being paid.

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

“NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

MOODY’S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

Bonds which are rated “Aaa” are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated “A” possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated “C” are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

STANDARD & POOR’S RATINGS SERVICES. A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols are as follows:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICES. Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody’s ratings for short-term loans have the following definitions:

MIG-1/VMIG-1. This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3. This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a participation or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, “AAA/A-1+”). For the newer “demand notes”, Standard & Poor’s note rating symbols, combined with the commercial paper symbols, are used (for example, “SP-1+/A-1+”).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent or inevitable default.

D

Default. The ratings of obligations in this category indicate that an issuer has entered default, and are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. Expected recovery values are highly speculative and cannot be estimated with any precision. Entities rated in this category have defaulted on some or all of their obligations, and have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. Good capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when the issue or issuer is no longer rated by Fitch Ratings.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

HVIT SAI-II: 04-2016